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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          March 1, 2001
                                                --------------------------------

                                NRG Energy, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                    001-15891                41-1724239
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 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)

901 Marquette Avenue, Suite 2300, Minneapolis, Minnesota           55402-3265
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        (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code         (612) 373-5300
                                                   -----------------------------

                                      None
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         (Former name and former address, if changed since last report.)



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ITEM 5.           OTHER EVENTS.


         In December 2000, NRG Energy, Inc. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933 (the "Act"), a registration statement on Form S-3 (File No. 333-52508), which was declared effective on January 29, 2001. On February 16, 2001, the Company filed a Prospectus Supplement, dated February 16, 2001, relating to the offering of up to $230,000,000 of the Company's Equity Units. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."



ITEM 7.           EXHIBITS.

         The following exhibits are filed with reference to the Registration Statement on Form S-3 (Registration No. 333-52508) of NRG Energy, Inc.:

Exhibit No.        Description
-----------        -----------
4.1                Form of Supplemental Indenture to be used in connection with the issuance of the Debentures.

4.2                Form of Debenture (included in Exhibit 4.1).

4.3                Form of Purchase Contract Agreement between NRG Energy, Inc.
                   and the Purchase Contract Agent to be named therein.

4.4                Form of Corporate Unit Certificate (included as Exhibit A to
                   Exhibit 4.3).

4.5 Form of Pledge Agreement among NRG Energy, Inc., the Collateral Agent, and the Unit Agent, each to be named therein.

4.6 Form of Remarketing Agreement among NRG Energy, Inc., the Purchase Contract Agent, and the Remarketing Agent, each to be named therein.

25.1               Statement of Eligibility of Trustee.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NRG Energy, Inc.
                                    --------------------------------------------
                                                   (Registrant)

Date    March 1, 2001               By: /s/ Brian Bird
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                                                   (Signature)*
                                    Name:  Brian Bird
                                    Title: Vice President and Treasurer



*Print name and title of the signing officer under this signature


                                INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------

4.1 Form of Supplemental Indenture to be used in connection with the issuance of the Debentures.

4.2                Form of Debenture (included in Exhibit 4.1).

4.3                Form of Purchase Contract Agreement between NRG Energy, Inc.
                   and the Purchase Contract Agent to be named therein.

4.4                Form of Corporate Unit Certificate (included as Exhibit A to
                   Exhibit 4.3).

4.5 Form of Pledge Agreement among NRG Energy, Inc., the Collateral Agent, and the Unit Agent, each to be named therein.

4.6 Form of Remarketing Agreement among NRG Energy, Inc., the Purchase Contract Agent, and the Remarketing Agent, each to be named therein.

25.1               Statement of Eligibility of Trustee.